SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  January 22, 1997



                 GANDER MOUNTAIN, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            0-14579            39-1742710
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


        P.O. Box 128, Highway W
          Wilmot, Wisconsin                    53192
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(414) 862-2331

     Item 3.  Bankruptcy or Receivership

     On January 23, 1997 Gander Mountain, Inc. (the
"Company"), reported that the U.S. Bankruptcy Court in Milwaukee (the "Court") confirmed the plan of reorganization jointly proposed by the Company, Holiday
Stationstores, Inc. ("Holiday") and the Official Gander
Mountain Creditors Committee. On January 21, a ballot report was filed with the Court in which the Company's shareholders and creditors gave overwhelming support to the Plan.

     In accordance with the terms of the Plan, the Company has agreed to a sale of most of its assets to Holiday for a purchase price equal to all secured debt, administrative expenses of the bankruptcy, priority claims, reasonable post-confirmation expenses, plus
$19,500,000. The proceeds of the sale will be deposited into a Trust and distributed to creditors and shareholders as follows: (i) 18.5 million will be distributed to unsecured creditors; (ii) $500,000 will be paid pro rata to preferred stock holders; (iii)
$500,000 will be distributed pro rata to common stock holders; (iv) those unsecured claims which are $1,000 or less, and larger claims whose holders voluntarily reduce their claims to $1,000 will receive a one-time payment equal to eighty percent (80%) of their claims;
and (v) the balance will be distributed pro rata to other unsecured creditors with allowed claims. Upon consummation of the Plan, all outstanding shares of the Company's preferred and common stock will be cancelled.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1 Joint Plan of Reorganization (incorporated by reference to Exhibit 99.1 on Form
          8-K filed on November 19, 1996)

     99.2 Disclosure Statement (incorporated by reference to Exhibit 99.2 on Form 8-K filed on November 19, 1996)

     99.3 Press Release dated January 22, 1997

     99.4 Press Release dated January 23, 1997

     99.5 Form of Second Amended Joint Plan of Reorganization

     99.6 Form of Disclosure Statement Relating to the Second
          Amended Joint Plan of Reorganization

     99.7 Form of Modification to Second Amended Joint Plan of
          Reorganization

     99.8 Order Confirming Debtor's Second Amended
          Joint Plan of Reorganization

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 6, 1997       GMI OF WISCONSIN, INC. f/k/a
                                GANDER MOUNTAIN, INC.



                                By:   /s/ David Lubar
                                      ----------------------
                                      David Lubar, President

                    EXHIBITS INDEX


Exhibit No.                        Description

99.3                          Press Release dated January 22, 1997

99.4                          Press Release dated January 23, 1997

99.5                          Second Amended Joint Plan of Reorganization

99.6 Form of Disclosure Statement Relating to the Second Amended Joint Plan of Reorganization

99.7 Form of Modification to Second Amended Joint Plan of Reorganization

99.8                          Order Confirming Debtor's Second Amended Joint
                              Plan of Reorganization